UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Shareholders

DWS High Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

29 Financial Statements

33 Financial Highlights

37 Notes to Financial Statements

49 Report of Independent Registered Public Accounting Firm

50 Tax Information

51 Investment Management Agreement Approval

56 Summary of Management Fee Evaluation by Independent Fee Consultant

61 Board Members and Officers

65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk and credit risk. When interest rates rise, bond prices, and thus the fund's value, can decline. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.91%	2.48%	4.63%	4.73%
Class B	11.98%	1.64%	3.82%	3.88%
Class C	11.80%	1.64%	3.84%	3.88%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	7.83%	0.92%	3.68%	4.24%
Class B (max 4.00% CDSC)	8.98%	1.11%	3.67%	3.88%
Class C (max 1.00% CDSC)	11.80%	1.64%	3.84%	3.88%
No Sales Charges					Life of Institutional Class*
Institutional Class	13.00%	2.73%	4.96%	N/A	8.74%
Credit Suisse High Yield Index+	17.89%	4.74%	5.65%	6.65%	9.37%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 0.96%, 1.78%, 1.72% and 0.67% for Class A, Class B, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/09	$ 4.44	$ 4.44	$ 4.44	$ 4.44
9/30/08	$ 4.32	$ 4.32	$ 4.33	$ 4.33
Distribution Information: Twelve Months as of 9/30/09: Income Dividends	$ .35	$ .32	$ .33	$ .37
Return of capital	$ .002	$ .002	$ .002	$ .002
September Income Dividend	$ .0282	$ .0251	$ .0254	$ .0293
SEC 30-day Yield++	7.98%	7.74%	7.62%	8.58%
Current Annualized Distribution Rate++	7.62%	6.78%	6.86%	7.92%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2009, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — High Current Yield Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	275	of	459	60
3-Year	262	of	383	69
5-Year	155	of	331	47
10-Year	116	of	206	56
Class B 1-Year	316	of	459	69
3-Year	327	of	383	86
5-Year	250	of	331	75
10-Year	150	of	206	72
Class C 1-Year	322	of	459	70
3-Year	327	of	383	86
5-Year	246	of	331	75
10-Year	149	of	206	72
Institutional Class 1-Year	271	of	459	59
3-Year	234	of	383	61
5-Year	106	of	331	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,289.00	$ 1,283.70	$ 1,280.60	$ 1,287.40
Expenses Paid per $1,000*	$ 5.39	$ 9.96	$ 9.78	$ 3.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,020.36	$ 1,016.34	$ 1,016.50	$ 1,021.76
Expenses Paid per $1,000*	$ 4.76	$ 8.80	$ 8.64	$ 3.35
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.94%	1.74%	1.71%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

After falling sharply in the autumn of 2008, high-yield bonds staged a dramatic recovery to close the annual period with a gain of 17.89% based on the return of the fund's benchmark, the Credit Suisse High Yield Index.1 High-yield bonds outperformed the 10.56% return of the broader fixed-income market, as gauged by the Barclays Capital US Aggregate Bond Index.2

The causes of the downturn high-yield bonds experienced in the first half of the period are by now likely familiar to investors. First, a severe economic contraction raised fears that the high-yield default rate would soar. Second, investors' risk aversion started to rise to extreme levels amid the expansion of the credit crisis. The result of these events was a flight into Treasuries and a corresponding move out of higher-risk assets such as high-yield bonds. The sharp rise in the yield spread (i.e., the difference in yield between high-yield bonds and Treasuries) provides an illustration of the high level of fear in the market. While at the beginning of 2008 the yield spread stood at 5.89 percentage points, it rose to an all-time high of 18.16 percentage points by mid-November 2008.

The decline in high-yield bonds reached its nadir in mid-December — a point at which a depression seemed like a legitimate threat to many investors. The subsequent rally was sparked by the same factors that led the strong moves across all higher-risk asset classes: as the fiscal and monetary stimulus took hold, market participants became more positive on the economic outlook for 2010 and beyond, and money fled from low-yielding money markets, bank deposits and Treasuries back into higher-yielding investments. Investors' rising risk appetites and quest for yield was evident in the strong performance of lower-rated, below-investment-grade issues relative to their BB- and B-rated counterparts.3 Several developments specific to the asset class — including improved liquidity, robust new issuance and the renewed ability of high-yield companies to strengthen their balance sheets by raising cash in the equity markets — also helped the return of high-yield bonds. This positive backdrop was reflected in a sharp decline of the yield spread to 7.64 percentage points at the end of September.4 Even though the yield spread has staged such a substantial recovery in recent months, it remains above the long-term historical average of 6.73 percentage points.

The Class A shares of the fund (unadjusted for sales charges) performed very well with a return of 12.91%, but underperformed the 17.89% return of the benchmark. The primary reason for this underperformance was that our portfolio had a lower risk profile than the overall market, reflecting the fact that we saw an abundance of attractive relative values among securities rated B and BB (i.e., the higher-rated segments of the high-yield market). This positioning represented a drag on our relative performance at a time in which lower-rated, higher-risk securities registered market-beating returns. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Positive Contributors to Fund Performance

Reflecting the outperformance of lower-rated securities, many of the fund's top individual performers were issues rated CCC and below. Even though we hold a defensive posture in the portfolio, there are many cases in which we have taken advantage of favorable risk-reward tradeoffs in the lower-rated credit tiers. These holdings generally added to the fund's return amid the rising market.

In terms of individual securities, several of the fund's top contributors were bonds we purchased at outstanding values when the market downturn caused prices to collapse across the board without regard to issuer fundamentals. Among these were the German cable company Iesy,* the UK cable company Virgin Media Finance PLC, the Italian mobile operator Wind Telecom* and the US-based satellite company Telesat Canada. All staged strong rebounds in the broader market recovery, adding value for the fund. Our performance was also helped by holding a large underweight in General Motors,* whose bonds weakened considerably when the company was forced to declare bankruptcy in early June 2009.5

One of the fund's success stories from the past year helps illustrate our investment process at work. Charter Communications Operating LLC is a cable company whose bank debt lost substantial ground during the market sell-off in the first half of the period. We elected to purchase Charter's bank debt, as it is secured in the capital structure and, in our opinion, well-covered by the assets on the company's balance sheet.6 Our decision to take advantage of this disconnect eventually paid off, as the company is going through a bankruptcy/reorganization and is expected to emerge from this process with a much better balance sheet. We believe Charter represents an excellent example of our search for securities that offer the combination of both upside potential and downside protection.

Negative Contributors to Fund Performance

Given the strong returns for the broader high-yield market, few of the fund's holdings stood out as detractors. Instead, the primary source of underperformance was our lack of a position in various lower-rated benchmark components that strongly outpaced the broader market. While this has been a source of underperformance in this year's rally, we will not abandon our focus on risk-adjusted returns for the sake of short-term results.

Although our focus is on analyzing the credit risk of the securities held in the fund, there inevitably will be defaults or restructurings when the economy falls into a recession. Two such examples are Young Broadcasting, Inc., which was forced to file for bankruptcy after it was unable to complete the sale of its San Francisco television station KRON, and Vitro,* a century-old Mexican glassmaker that went under due to losses related to derivatives. Additionally, our position in the homebuilder Ashton Woods USA LLC lost substantial ground when the company was forced to restructure its debt in order to survive.

While it is disappointing that we missed the mark with these three holdings, we believe it is important to point out that while Moody's trailing 12-month issuer-weighted default rate for the overall high-yield asset class was 11.48%, the fund's issuer-weighted default rate was 2.68%.7 We are pleased with our ability to avoid large numbers of defaults in this potentially challenging environment.

Outlook and Positioning

We maintain a constructive outlook on high-yield bonds, particularly the B and BB credit tiers, even after the sharp decline in yield spreads that already has taken place in 2009. We see key positive factors as being both the improving macroeconomic picture and the increased ability of high-yield companies to access the equity and bond markets to improve their balance sheets and increase liquidity. We also expect that default rates will fall closer to their historical average of about 5% in 2010, a result of the combined effect of low interest rates, substantial fiscal stimulus and improving balance sheets for high-yield issuers. Historically, once default rates begin to decline, the trend has generally lasted for several years (in conjunction with the business cycle). We see this as being another potentially important tailwind for the high-yield market in 2010.

We also view the asset class as being attractive in the sense that it offers significantly higher yields than other segments of the bond market. At the same time, high yield needs less in the way of an economic recovery to support current valuation levels than is the case with equities. High-yield bonds are also higher in the capital structure than equity, meaning that for many companies debt may offer investors a better risk/reward profile than equity.

Despite these positive factors, we believe it is necessary to be highly selective in terms of taking risk. With spreads already having fallen so far from their highs, we believe intensive bottom-up credit research is even more essential than would typically be the case. In this environment, we will maintain our efforts in selecting securities with the best risk/return characteristics.

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
6 The "capital structure" refers to the various types of equity, debt or other securities a company uses to finance its operations. When a security is "higher in the capital structure," it means that its holders would be first in line to be paid back in the event of the company's failure. "Asset coverage" means that if the company were to fail, the value of its assets is sufficient to repay the investors in its bank debt.
7 Moody's trailing 12-month issuer-weighted default rate incorporates the last 12 months of data (as opposed to 1 month or 3 months, for instance). Issuer weighting counts the number of individual issuers as a portion of the total number of individual issuers. For instance, if we had 100 individual issuers and 3 of them defaulted over the past 12 months, the trailing 12-month issuer-weighted default rate would be 3%. The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.
* Not held in the portfolio as of 9/30/09.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/09	9/30/08

Corporate Bonds	89%	90%
Loan Participants and Assignments	9%	7%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/09	9/30/08

Consumer Discretionary	18%	16%
Financials	16%	11%
Materials	13%	13%
Energy	12%	14%
Telecommunication Services	11%	9%
Utilities	8%	12%
Industrials	8%	11%
Health Care	6%	7%
Consumer Staples	4%	3%
Information Technology	4%	4%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/09	9/30/08

Cash Equivalents	2%	2%
BBB	1%	9%
BB	16%	35%
B	47%	46%
CCC	24%	5%
CC	4%	—
C	1%	—
D	3%	1%
Not Rated	2%	2%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/09	9/30/08

Less than 1 year	14%	3%
1-4.99 years	35%	35%
5-6.99 years	30%	35%
7 years or greater	21%	27%
	100%	100%

Weighted average effective maturity: 4.8 and 5.9 years, respectively.

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 88.8%
Consumer Discretionary 13.8%
Affinia Group, Inc., 144A, 10.75%, 8/15/2016		280,000	301,000
AMC Entertainment, Inc.:
8.0%, 3/1/2014		4,818,000	4,649,370
8.75%, 6/1/2019		5,685,000	5,869,762
American Achievement Corp., 144A, 8.25%, 4/1/2012		1,720,000	1,711,400
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		4,220,000	4,378,250
Arcos Dorados BV, 144A, 7.5%, 10/1/2019 (b)		1,775,000	1,766,125
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		3,990,000	3,531,150
8.0%, 3/15/2014		1,710,000	1,590,300
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		4,040,000	3,878,400
Brunswick Corp., 144A, 11.25%, 11/1/2016		2,310,000	2,517,900
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		2,875,000	287,500
Carrols Corp., 9.0%, 1/15/2013		1,810,000	1,810,000
CSC Holdings, Inc.:
6.75%, 4/15/2012		1,180,000	1,215,400
Series B, 7.625%, 4/1/2011		1,955,000	2,028,313
144A, 8.5%, 4/15/2014		4,720,000	4,956,000
144A, 8.5%, 6/15/2015		3,410,000	3,580,500
DirecTV Holdings LLC, 7.625%, 5/15/2016		6,875,000	7,356,250
DISH DBS Corp.:
6.625%, 10/1/2014		2,500,000	2,431,250
7.125%, 2/1/2016		1,820,000	1,806,350
Dollarama Group Holdings LP, 7.468%***, 8/15/2012 (c)		2,705,000	2,759,100
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		3,640,000	100,100
Ford Motor Co., 7.45%, 7/16/2031 (d)		3,395,000	2,749,950
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014		1,145,000	1,119,238
144A, 9.375%, 11/15/2017		2,295,000	2,231,887
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016 (d)		1,780,000	1,931,300
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		3,395,000	3,225,250
Group 1 Automotive, Inc., 8.25%, 8/15/2013		1,700,000	1,683,000
Harrah's Operating Co., Inc., 144A, 11.25%, 6/1/2017		2,815,000	2,843,150
Harrahs Operating Escrow LLC, 144A, 11.25%, 6/1/2017		6,610,000	6,791,775
Hertz Corp., 8.875%, 1/1/2014		10,460,000	10,564,600
Idearc, Inc., 8.0%, 11/15/2016**		7,330,000	329,850
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		1,949,000	1,734,610
Lamar Media Corp., Series C, 6.625%, 8/15/2015 (d)		2,270,000	2,077,050
Levi Strauss & Co., 8.625%, 4/1/2013	EUR	5,500,000	8,048,419
Macy's Retail Holdings, Inc., 8.875%, 7/15/2015		670,000	698,944
Mediacom Broadband LLC, 8.5%, 10/15/2015 (d)		2,690,000	2,716,900
Mediacom LLC, 144A, 9.125%, 8/15/2019		1,085,000	1,114,838
MGM MIRAGE:
144A, 10.375%, 5/15/2014		2,660,000	2,839,550
144A, 11.125%, 11/15/2017		3,585,000	3,916,612
Nebraska Book Co., Inc., 144A, 10.0%, 12/1/2011 (b)		575,000	570,688
Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK) (d)		1,140,000	974,700
10.375%, 10/15/2015 (d)		3,945,000	3,372,975
Norcraft Holdings LP, 9.75%, 9/1/2012		9,580,000	9,101,000
Peermont Global Proprietary Ltd., 144A, 7.75%, 4/30/2014	EUR	3,015,000	3,750,198
Penn National Gaming, Inc., 144A, 8.75%, 8/15/2019		1,245,000	1,248,113
Penske Automotive Group, Inc., 7.75%, 12/15/2016		7,390,000	6,817,275
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015 (d)		2,615,000	2,314,275
144A, 8.625%, 8/1/2017		2,240,000	2,251,200
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		2,505,000	37,575
Sabre Holdings Corp.:
7.35%, 8/1/2011 (d)		1,150,000	1,147,125
8.35%, 3/15/2016		3,160,000	2,638,600
Seminole Hard Rock Entertainment, Inc., 144A, 2.799%***, 3/15/2014		3,960,000	3,187,800
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015		2,830,000	2,037,600
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014		11,875,000	2,968,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		5,919,000	5,652,645
Standard Pacific Escrow LLC, 144A, 10.75%, 9/15/2016		2,260,000	2,226,100
Travelport LLC:
4.986%***, 9/1/2014		2,640,000	2,217,600
9.875%, 9/1/2014		2,225,000	2,152,687
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		855,000	102,600
United Components, Inc., 9.375%, 6/15/2013		570,000	457,425
Unity Media GmbH:
144A, 8.75%, 2/15/2015	EUR	6,860,000	10,490,310
144A, 10.375%, 2/15/2015		2,260,000	2,373,000
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	9,130,000	13,093,168
144A, 8.0%, 11/1/2016	EUR	3,515,000	4,886,488
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		1,422,447	113,796
Videotron Ltd.:
6.875%, 1/15/2014		610,000	603,900
144A, 9.125%, 4/15/2018		3,625,000	3,924,062
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		2,920,000	3,080,600
Young Broadcasting, Inc., 8.75%, 1/15/2014**		15,800,000	19,750
			208,953,348
Consumer Staples 3.9%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016 (d)		5,950,000	6,143,375
Central European Distribution Corp., 3.0%, 3/15/2013		1,130,000	940,725
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		1,700,000	1,706,375
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		1,960,000	1,734,600
Great Atlantic & Pacific Tea Co., Inc., 144A, 11.375%, 8/1/2015		2,260,000	2,288,250
Ingles Markets, Inc., 8.875%, 5/15/2017		1,785,000	1,829,625
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		13,632,250	7,497,737
Rite Aid Corp., 7.5%, 3/1/2017		4,520,000	3,977,600
Smithfield Foods, Inc., 144A, 10.0%, 7/15/2014		4,375,000	4,593,750
SUPERVALU, Inc., 8.0%, 5/1/2016 (d)		4,745,000	4,911,075
Tyson Foods, Inc.:
7.85%, 4/1/2016		3,010,000	3,070,200
10.5%, 3/1/2014		3,095,000	3,505,088
Viskase Companies, Inc., 11.5%, 6/15/2011		18,895,000	16,722,075
			58,920,475
Energy 11.2%
Arch Coal, Inc., 144A, 8.75%, 8/1/2016 (d)		1,835,000	1,890,050
Atlas Energy Operating Co., LLC:
144A, 10.75%, 2/1/2018		7,030,000	7,293,625
12.125%, 8/1/2017		2,385,000	2,569,838
Belden & Blake Corp., 8.75%, 7/15/2012		15,945,000	14,828,850
Berry Petroleum Co., 10.25%, 6/1/2014		3,305,000	3,528,087
Bill Barrett Corp., 9.875%, 7/15/2016		2,415,000	2,541,788
Bristow Group, Inc., 7.5%, 9/15/2017		3,800,000	3,610,000
Chaparral Energy, Inc., 8.5%, 12/1/2015		5,985,000	4,817,925
Chesapeake Energy Corp.:
6.25%, 1/15/2018		4,210,000	3,767,950
6.875%, 1/15/2016		11,150,000	10,564,625
7.25%, 12/15/2018 (d)		5,950,000	5,622,750
7.5%, 6/15/2014		1,450,000	1,433,688
9.5%, 2/15/2015		570,000	599,925
Concho Resources, Inc., 8.625%, 10/1/2017		1,140,000	1,168,500
Continental Resources, Inc., 144A, 8.25%, 10/1/2019		855,000	878,513
El Paso Corp.:
7.25%, 6/1/2018		3,840,000	3,776,978
8.25%, 2/15/2016		2,455,000	2,516,375
Frontier Oil Corp., 8.5%, 9/15/2016 (d)		4,580,000	4,688,775
Holly Corp., 144A, 9.875%, 6/15/2017		3,205,000	3,277,113
KCS Energy, Inc., 7.125%, 4/1/2012		9,035,000	8,944,650
Linn Energy LLC, 144A, 11.75%, 5/15/2017		5,075,000	5,468,312
Mariner Energy, Inc.:
7.5%, 4/15/2013 (d)		2,850,000	2,750,250
8.0%, 5/15/2017 (d)		3,660,000	3,348,900
Newfield Exploration Co., 7.125%, 5/15/2018 (d)		5,250,000	5,236,875
OPTI Canada, Inc.:
7.875%, 12/15/2014		9,320,000	7,129,800
8.25%, 12/15/2014		7,405,000	5,738,875
Petrohawk Energy Corp.:
7.875%, 6/1/2015		1,785,000	1,758,225
9.125%, 7/15/2013		3,295,000	3,385,612
144A, 10.5%, 8/1/2014		2,225,000	2,391,875
Plains Exploration & Production Co.:
7.0%, 3/15/2017 (d)		3,000,000	2,857,500
7.625%, 6/1/2018		5,955,000	5,835,900
8.625%, 10/15/2019		1,620,000	1,640,250
Quicksilver Resources, Inc.:
7.125%, 4/1/2016 (d)		8,385,000	7,273,987
11.75%, 1/1/2016 (d)		3,095,000	3,412,237
Regency Energy Partners LP:
8.375%, 12/15/2013		4,020,000	4,060,200
144A, 9.375%, 6/1/2016		5,775,000	6,006,000
Stone Energy Corp.:
6.75%, 12/15/2014		5,935,000	4,510,600
8.25%, 12/15/2011		9,440,000	8,873,600
			169,999,003
Financials 14.9%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		7,335,000	6,161,400
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		4,745,000	1,730,976
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		1,705,000	302,638
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		4,430,000	4,540,750
Case New Holland, Inc., 144A, 7.75%, 9/1/2013		2,310,000	2,298,450
Conproca SA de CV, REG S, 12.0%, 6/16/2010		7,557,588	7,954,361
E*TRADE Financial Corp.:
7.375%, 9/15/2013		7,950,000	7,194,750
12.5%, 11/30/2017 (PIK)		1,715,000	1,903,650
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**		2,882,319	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		31,375,000	30,471,682
7.375%, 2/1/2011		3,080,000	3,063,932
8.7%, 10/1/2014		3,405,000	3,335,371
9.875%, 8/10/2011		9,550,000	9,685,581
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		1,640,000	1,787,600
GMAC, Inc.:
144A, 6.875%, 9/15/2011		18,915,000	17,874,675
144A, 7.0%, 2/1/2012 (d)		9,155,000	8,514,150
144A, 7.25%, 3/2/2011		5,030,000	4,841,375
144A, 7.75%, 1/19/2010		13,560,000	13,543,050
Hawker Beechcraft Acquisition Co., LLC, 8.5%, 4/1/2015		1,140,000	809,400
Hellas Telecommunications Finance, 144A, 8.996%***, 7/15/2015 (PIK)	EUR	2,310,000	338,034
Hexion US Finance Corp., 9.75%, 11/15/2014		1,675,000	1,440,500
Inmarsat Finance II PLC, 10.375%, 11/15/2012		9,596,000	9,931,860
iPayment, Inc., 9.75%, 5/15/2014		3,155,000	2,113,850
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		4,710,000	5,888
Nielsen Finance LLC, 11.5%, 5/1/2016		1,220,000	1,281,000
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		4,580,000	4,373,900
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015 (d)		2,690,000	2,730,350
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		740,000	778,850
Sprint Capital Corp., 8.375%, 3/15/2012		4,240,000	4,377,800
Toys R Us Property Co. I, LLC, 144A, 10.75%, 7/15/2017		3,105,000	3,337,875
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		8,975,000	5,609
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		4,648,687	1,882,718
Universal City Development Partners Ltd., 11.75%, 4/1/2010		15,045,000	15,157,838
Virgin Media Finance PLC:
8.75%, 4/15/2014		15,826,000	16,142,520
Series 1, 9.5%, 8/15/2016		8,880,000	9,346,200
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015	EUR	11,790,000	18,633,115
144A, 10.75%, 12/1/2015		164,000	180,400
144A, 11.75%, 7/15/2017		7,000,000	7,892,500
			225,964,598
Health Care 5.8%
Community Health Systems, Inc., 8.875%, 7/15/2015		17,690,000	18,132,250
HCA, Inc.:
144A, 7.875%, 2/15/2020		8,675,000	8,707,531
9.125%, 11/15/2014		7,370,000	7,609,525
9.25%, 11/15/2016		16,410,000	16,963,838
9.625%, 11/15/2016 (PIK)		6,511,000	6,771,440
144A, 9.875%, 2/15/2017		270,000	286,200
HEALTHSOUTH Corp., 10.75%, 6/15/2016		2,380,000	2,582,300
IASIS Healthcare LLC, 8.75%, 6/15/2014		4,180,000	4,180,000
The Cooper Companies, Inc., 7.125%, 2/15/2015		5,700,000	5,529,000
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		2,355,000	2,390,325
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015		4,650,000	4,836,000
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		9,430,000	9,618,600
			87,607,009
Industrials 8.0%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		850,000	888,250
Actuant Corp., 6.875%, 6/15/2017		2,290,000	2,129,700
ARAMARK Corp., 8.5%, 2/1/2015 (d)		5,830,000	5,881,012
BE Aerospace, Inc., 8.5%, 7/1/2018 (d)		1,000,000	1,025,000
Belden, Inc.:
7.0%, 3/15/2017		2,840,000	2,701,550
144A, 9.25%, 6/15/2019		2,635,000	2,740,400
Bombardier, Inc., 144A, 6.3%, 5/1/2014		2,010,000	1,939,650
Cenveo Corp., 144A, 10.5%, 8/15/2016		910,000	855,400
Clean Harbors, Inc., 144A, 7.625%, 8/15/2016		1,870,000	1,914,413
Congoleum Corp., 8.625%, 8/1/2008**		6,765,000	2,029,500
Corrections Corp. of America, 7.75%, 6/1/2017		1,170,000	1,208,025
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		5,750,000	5,750,000
Esco Corp., 144A, 4.174%***, 12/15/2013		1,875,000	1,687,500
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		2,365,000	2,320,656
Iron Mountain, Inc., 8.375%, 8/15/2021		4,180,000	4,305,400
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		3,470,000	2,914,800
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		8,085,000	7,842,450
7.625%, 12/1/2013		7,670,000	7,439,900
9.375%, 5/1/2012		11,895,000	12,073,425
Kansas City Southern Railway Co., 8.0%, 6/1/2015		5,425,000	5,533,500
Mobile Mini, Inc., 9.75%, 8/1/2014		3,435,000	3,495,112
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (d)		4,505,000	4,257,225
Owens Corning, Inc., 9.0%, 6/15/2019 (d)		3,640,000	3,909,393
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		9,460,000	543,950
RailAmerica, Inc., 144A, 9.25%, 7/1/2017		2,970,000	3,111,075
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014		2,575,000	2,497,750
Spirit AeroSystems, Inc., 144A, 7.5%, 10/1/2017		1,730,000	1,721,350
Titan International, Inc., 8.0%, 1/15/2012		10,405,000	10,066,837
TransDigm, Inc.:
7.75%, 7/15/2014		1,705,000	1,692,213
144A, 7.75%, 7/15/2014 (b)		1,675,000	1,626,844
United Rentals North America, Inc.:
7.0%, 2/15/2014		8,020,000	6,977,400
144A, 10.875%, 6/15/2016 (d)		2,520,000	2,696,400
US Concrete, Inc., 8.375%, 4/1/2014		2,614,000	1,699,100
USG Corp., 144A, 9.75%, 8/1/2014		1,675,000	1,750,375
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011		2,850,000	2,821,500
			122,047,055
Information Technology 2.9%
Advanced Micro Devices, Inc., 5.75%, 8/15/2012 (d)		5,975,000	5,011,531
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		4,445,000	3,383,756
Freescale Semiconductor, Inc., 8.875%, 12/15/2014 (d)		3,450,000	2,639,250
Jabil Circuit, Inc., 7.75%, 7/15/2016		1,130,000	1,146,950
L-3 Communications Corp., 5.875%, 1/15/2015		4,175,000	4,154,125
MasTec, Inc., 7.625%, 2/1/2017		3,985,000	3,745,900
Seagate Technology International, 144A, 10.0%, 5/1/2014		1,820,000	1,988,350
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		13,985,000	14,264,700
144A, 10.625%, 5/15/2015		1,435,000	1,521,100
Unisys Corp., 144A, 12.75%, 10/15/2014		3,065,000	3,248,900
Vangent, Inc., 9.625%, 2/15/2015		2,270,000	2,113,938
			43,218,500
Materials 11.6%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		1,681,000	1,363,795
ARCO Chemical Co., 9.8%, 2/1/2020**		24,081,000	16,254,675
Ashland, Inc., 144A, 9.125%, 6/1/2017		2,840,000	3,038,800
Cascades, Inc., 7.25%, 2/15/2013		1,768,000	1,732,640
Clondalkin Acquisition BV, 144A, 2.299%***, 12/15/2013		3,860,000	3,145,900
Compass Minerals International, Inc., 144A, 8.0%, 6/1/2019		3,305,000	3,342,181
CPG International I, Inc., 10.5%, 7/1/2013		7,400,000	6,253,000
Crown Americas LLC, 144A, 7.625%, 5/15/2017		1,210,000	1,222,100
Domtar Corp., 10.75%, 6/1/2017 (d)		2,940,000	3,292,800
Exopack Holding Corp., 11.25%, 2/1/2014		9,845,000	9,721,937
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017		12,649,000	13,455,374
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		7,241,514	5,431,135
10.0%, 3/31/2015		7,174,400	5,380,800
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		3,515,000	3,435,913
144A, 8.25%, 5/1/2016		4,315,000	4,476,813
Graphic Packaging International, Inc., 144A, 9.5%, 6/15/2017		6,355,000	6,752,188
Greif, Inc., 144A, 7.75%, 8/1/2019		910,000	937,300
Hexcel Corp., 6.75%, 2/1/2015		11,780,000	11,220,450
Huntsman International LLC:
144A, 6.875%, 11/15/2013	EUR	6,775,000	8,823,628
7.375%, 1/1/2015 (d)		220,000	199,650
Innophos, Inc., 8.875%, 8/15/2014		1,485,000	1,499,850
Jefferson Smurfit Corp., 8.25%, 10/1/2012**		2,770,000	1,973,625
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014		9,430,000	9,453,575
Kronos International, Inc., 6.5%, 4/15/2013	EUR	1,440,000	1,343,354
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		1,450,000	1,005,938
NewMarket Corp., 7.125%, 12/15/2016		6,860,000	6,551,300
NewPage Corp.:
10.0%, 5/1/2012		3,365,000	2,220,900
144A, 11.375%, 12/31/2014		4,555,000	4,475,288
Novelis, Inc.:
7.25%, 2/15/2015		1,710,000	1,479,150
144A, 11.5%, 2/15/2015		2,830,000	2,858,300
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		610,000	646,600
Pliant Corp., 11.85%, 6/15/2009**		7	6
Radnor Holdings Corp., 11.0%, 3/15/2010**		1,510,000	1,888
Silgan Holdings, Inc., 144A, 7.25%, 8/15/2016		3,235,000	3,267,350
Solo Cup Co., 144A, 10.5%, 11/1/2013		3,475,000	3,683,500
Teck Resources Ltd.:
9.75%, 5/15/2014		2,940,000	3,234,000
10.25%, 5/15/2016		2,945,000	3,327,850
10.75%, 5/15/2019		7,355,000	8,550,187
Terra Capital, Inc., Series B, 7.0%, 2/1/2017		6,249,000	6,514,582
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		5,238,299	4,452,553
			176,020,875
Telecommunication Services 10.3%
BCM Ireland Preferred Equity Ltd., 144A, 7.873%***, 2/15/2017 (PIK)	EUR	3,719,969	2,559,362
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017 (d)		3,055,000	3,161,925
Centennial Communications Corp., 10.0%, 1/1/2013		2,155,000	2,243,894
Cincinnati Bell, Inc.:
7.25%, 7/15/2013		8,225,000	8,348,375
8.25%, 10/15/2017		5,515,000	5,435,694
8.375%, 1/15/2014 (d)		3,760,000	3,778,800
Cricket Communications, Inc.:
9.375%, 11/1/2014		13,405,000	13,606,075
10.0%, 7/15/2015		2,380,000	2,445,450
Crown Castle International Corp., 9.0%, 1/15/2015 (d)		6,170,000	6,463,075
Frontier Communications Corp., 8.125%, 10/1/2018 (b)		4,300,000	4,326,875
Global Crossing Ltd., 144A, 12.0%, 9/15/2015		1,710,000	1,795,500
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		1,566,608	892,967
Hellas Telecommunications Luxembourg V, 144A, 4.496%***, 10/15/2012	EUR	2,690,000	3,424,676
Hughes Network Systems LLC, 9.5%, 4/15/2014		7,640,000	7,678,200
Intelsat Corp.:
9.25%, 8/15/2014		1,180,000	1,209,500
9.25%, 6/15/2016		13,985,000	14,404,550
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/2016 (d)		1,750,000	1,872,500
Intelsat Subsidiary Holding Co., Ltd.:
Series B, 144A, 8.875%, 1/15/2015		1,600,000	1,620,000
8.875%, 1/15/2015		7,115,000	7,239,512
iPCS, Inc., 2.608%***, 5/1/2013 (d)		1,465,000	1,237,925
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		17,310,000	17,699,474
Millicom International Cellular SA, 10.0%, 12/1/2013		12,320,000	12,782,000
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		2,845,000	2,841,444
Qwest Corp.:
144A, 8.375%, 5/1/2016		1,185,000	1,226,475
8.875%, 3/15/2012		1,720,000	1,810,300
SBA Telecommunications, Inc.:
144A, 8.0%, 8/15/2016		945,000	966,262
144A, 8.25%, 8/15/2019		1,260,000	1,297,800
Sprint Nextel Corp., 8.375%, 8/15/2017		5,110,000	5,084,450
Stratos Global Corp., 9.875%, 2/15/2013		2,205,000	2,293,200
Telesat Canada, 11.0%, 11/1/2015		12,100,000	12,886,500
Windstream Corp.:
7.0%, 3/15/2019		3,405,000	3,183,675
8.625%, 8/1/2016		575,000	587,938
			156,404,373
Utilities 6.4%
AES Corp.:
8.0%, 10/15/2017		2,680,000	2,696,750
8.0%, 6/1/2020		4,120,000	4,089,100
144A, 8.75%, 5/15/2013		20,330,000	20,711,187
Energy Future Holdings Corp.:
10.875%, 11/1/2017		9,530,000	7,195,150
11.25%, 11/1/2017 (PIK)		4,560,000	3,009,600
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		2,675,000	2,681,688
Mirant Americas Generation LLC, 8.3%, 5/1/2011		10,410,000	10,592,175
Mirant North America LLC, 7.375%, 12/31/2013		2,235,000	2,223,825
NRG Energy, Inc.:
7.25%, 2/1/2014		6,795,000	6,676,088
7.375%, 2/1/2016		8,430,000	8,156,025
7.375%, 1/15/2017 (d)		9,440,000	9,133,200
8.5%, 6/15/2019 (d)		7,530,000	7,539,412
NV Energy, Inc.:
6.75%, 8/15/2017		3,900,000	3,823,190
8.625%, 3/15/2014		1,263,000	1,299,311
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		11,000,000	7,920,000
			97,746,701
Total Corporate Bonds (Cost $1,422,162,841)			1,346,881,937

Loan Participations and Assignments 8.6%
Senior Loans
Alliance Mortgage Cycle Loan, Term Loan A, Prime plus 6.25%, 9.5%***, 6/1/2010**		3,500,000	0
Avaya, Inc., Term Loan, LIBOR plus 2.75%, 3.137%***, 10/26/2014		4,960,000	4,017,600
Buffets, Inc.:
Letter of Credit Term Loan B, LIBOR plus 7.25%, 7.848%***, 5/1/2013		571,902	396,042
Incremental Term Loan, LIBOR (3% floor) plus 15.0%, 18.0%***, 4/30/2012		1,379,224	1,407,678
Second Lien Term Loan, LIBOR plus 1.0%, plus 16.25% (PIK), 19.121%***, 5/1/2013		2,800,488	1,939,338
Charter Communications Operating LLC:
Term Loan, Prime plus 3.0%, 6.25%***, 3/6/2014		21,228,540	20,067,551
Term Loan, Prime plus 6.0%, 9.25%***, 3/6/2014		9,985,204	10,122,551
Claire's Stores, Inc., Term Loan B, LIBOR plus 2.75%, 3.033%***, 5/29/2014		2,245,000	1,698,792
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 6.5%, 8.0%***, 6/20/2013		2,244,663	2,152,070
Ford Motor Co., Term Loan, LIBOR plus 3.0%, 3.51%***, 12/16/2013		3,680,564	3,280,303
Freescale Semiconductor, Inc., Incremental Term Loan, 12.5%, 12/15/2014		5,630,852	5,677,785
Golden Nugget, Inc., Second Lien Term Loan, LIBOR plus 3.25%, 3.5%***, 12/31/2014		3,314,692	1,375,597
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, LIBOR plus 2.1%, 2.283%***, 3/26/2014		610,470	470,062
Term Loan, LIBOR plus 2.0%, 2.246%***, 3/26/2014		11,918,844	9,177,510
Hexion Specialty Chemicals, Inc.:
Term Loan C2, LIBOR plus 2.25%, 2.563%***, 5/6/2013		2,892,498	2,421,267
Term Loan C1, LIBOR plus 2.25%, 2.875%***, 5/6/2013		12,055,163	10,091,196
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 5.738%***, 6/13/2014 (PIK)		5,005,925	4,336,383
Kabel Deutschland GmbH, Term Loan, LIBOR plus 7.0%, 8.453%***, 11/18/2014 (PIK)	EUR	10,665,000	14,424,415
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 2.741%***, 9/30/2014		2,784,229	2,459,114
Sbarro, Inc., Term Loan, LIBOR plus 7.0%, 8.453%***, 1/31/2014		2,380,666	2,071,180
Scorpion Drilling Ltd., LIBOR plus 7.5%, 7.783%, 5/8/2014		1,125,000	945,000
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 3.783%***, 10/10/2014		10,887,701	8,697,803
Term Loan B3, LIBOR plus 3.5%, 3.783%***, 10/10/2014		23,701,102	18,933,981
Tribune Co., Term Loan B, Prime plus 2.0%, 5.25%***, 6/4/2014**		4,948,125	2,474,062
VML US Finance LLC:
Term Delay Draw Loan B, LIBOR plus 5.5%, 5.79%***, 5/25/2012		1,029,902	986,775
Term Loan B, LIBOR plus 5.5%, 5.79%***, 5/27/2013		1,783,030	1,708,366
Total Loan Participations and Assignments (Cost $141,697,369)			131,332,421

Preferred Securities 0.4%
Financials 0.1%
Xerox Capital Trust I, 8.0%, 2/1/2027		2,025,000	1,979,437
Materials 0.3%
Hercules, Inc., 6.5%, 6/30/2029		6,975,000	3,879,844
Total Preferred Securities (Cost $6,542,858)			5,859,281
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	124,104	535,261
Vertis Holdings, Inc.*	66,836	0
		535,261
Industrials 0.0%
World Color Press, Inc.*	18,655	192,053
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
		126,780
Total Common Stocks (Cost $4,465,755)		854,094

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	30,003	0
Series AI, 12.0%*	65,016	0
Total Convertible Preferred Stocks (Cost $272,427)		0
Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	911,300	22,680
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	21,146	43,350
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	6,700	0
Total Warrants (Cost $1,482,531)		66,030

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 0.29% (e) (f) (Cost $68,815,753)	68,815,753	68,815,753

Cash Equivalents 1.7%
Cash Management QP Trust, 0.18% (e) (Cost $26,429,241)	26,429,241	26,429,241
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,671,868,775)+	104.1	1,580,238,757
Other Assets and Liabilities, Net (d)	(4.1)	(62,649,131)
Net Assets	100.0	1,517,589,626
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	3,500,000	USD	3,508,969	0
ARCO Chemical Co.	9.8%	2/1/2020	24,081,000	USD	25,568,039	16,254,675
Buffalo Thunder Development Authority	9.375%	12/15/2014	1,705,000	USD	1,705,294	302,638
CanWest MediaWorks LP	9.25%	8/1/2015	2,875,000	USD	2,875,000	287,500
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	2,029,500
Eaton Vance Corp., CDO II	13.68%	7/15/2012	2,882,319	USD	1,697,739	0
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	3,640,000	USD	3,678,587	100,100
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	1,566,608	USD	1,490,778	892,967
Idearc, Inc.	8.0%	11/15/2016	7,330,000	USD	7,435,188	329,850
Jefferson Smurfit Corp.	8.25%	10/1/2012	2,770,000	USD	1,838,575	1,973,625
New ASAT (Finance) Ltd.	9.25%	2/1/2011	4,710,000	USD	4,145,019	5,888
Pliant Corp.	11.85%	6/15/2009	7	USD	8	6
R.H. Donnelley Corp.	8.875%	10/15/2017	9,460,000	USD	9,461,387	543,950
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,333,438	1,888
Reader's Digest Association, Inc.	9.0%	2/15/2017	2,505,000	USD	2,455,962	37,575
Tribune Co.	5.25%	6/4/2014	4,948,125	USD	4,945,032	2,474,062
Tropicana Entertainment LLC	9.625%	12/15/2014	8,975,000	USD	7,018,944	5,609
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	855,000	USD	869,813	102,600
Young Broadcasting, Inc.	8.75%	1/15/2014	15,800,000	USD	15,022,233	19,750
					101,715,729	25,362,183
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2009.
+ The cost for federal income tax purposes was $1,680,813,395. At September 30, 2009, net unrealized depreciation for all securities based on tax cost was $100,574,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,437,474 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $161,012,112.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued security.
(c) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 12/31/2009.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements), amounting to $62,516,540. In addition, included in other assets and liabilities, net are pending sales, amounting to $3,245,303, that are also on loan. The value of all securities loaned at September 30, 2009 amounted to $65,761,843, which is 4.3% of net assets.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation.
LIBOR: London InterBank Offered Rate.
PIK: Denotes that all or a portion of the income is paid in kind.
Prime: Interest rate charged by banks to their most credit worthy customers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At September 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	52,267,620	USD	77,200,098	10/30/2009	715,375	Citigroup, Inc.
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	7,920,900	USD	11,573,781	10/30/2009	(17,101)	JPMorgan Chase Securities, Inc.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (g)
Corporate Bonds	$ —	$ 1,332,309,526	$ 14,572,411	$ 1,346,881,937
Loan Participations and Assignments	—	129,011,824	2,320,597	131,332,421
Preferred Securities	—	5,859,281	—	5,859,281
Common Stocks (g)	192,053	535,261	126,780	854,094
Convertible Preferred Stocks (g)	—	0	0	0
Warrants (g)	—	—	66,030	66,030
Short-Term Investments (g)	68,815,753	26,429,241	—	95,244,994
Derivatives (h)	—	715,375	—	715,375
Total	$ 69,007,806	$ 1,494,860,508	$ 17,085,818	$ 1,580,954,132
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)	$ —	$ (17,101)	$ —	$ (17,101)
Total	$ —	$ (17,101)	$ —	$ (17,101)
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on open forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Other Investments
Balance as of September 30, 2008 ($)	4,161,714	—	4,824,000
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(4,097,450)	(400,035)	908,937
Amortization premium/discount	159,453	12,919	10,191
Net purchases (sales)	11,871,637	967,500	(5,743,128)
Net transfers in (out) of Level 3	2,477,057	1,740,213	—
Balance as of September 30, 2009 ($)	14,572,411	2,320,597	—
Net change in unrealized appreciation (depreciation) from investments still held at September 30, 2009 ($)	(4,866,296)	(400,035)	—
	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of September 30, 2008 ($)	126,780	12,967	139,092	9,264,553
Realized gain (loss)	—	—	(6)	(6)
Change in unrealized appreciation (depreciation)	—	(12,967)	(1,555,587)	(5,157,102)
Amortization premium/discount	—	—	—	182,563
Net purchases (sales)	—	—	1,482,531	8,578,540
Net transfers in (out) of Level 3	—	—	—	4,217,270
Balance as of September 30, 2009 ($)	126,780	0	66,030	17,085,818
Net change in unrealized appreciation (depreciation) from investments still held at September 30, 2009 ($)	—	(12,967)	(1,555,593)	(6,834,891)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments: Investments in securities, at value (cost $1,576,623,781) — including $62,516,540 of securities loaned	$ 1,484,993,763
Investment in Daily Assets Fund Institutional (cost $68,815,753)*	68,815,753
Investment in Cash Management QP Trust (cost $26,429,241)	26,429,241
Total investments, at value (cost $1,671,868,775)	1,580,238,757
Receivable for investments sold	37,154,477
Receivable for when-issued securities sold	1,788,997
Receivable for Fund shares sold	1,233,735
Interest receivable	33,979,379
Unrealized appreciation on open forward foreign currency exchange contracts	715,375
Other assets	37,954
Total assets	1,655,148,674
Liabilities
Cash overdraft	2,991,293
Payable upon return of securities loaned	68,815,753
Payable for investments purchased	50,996,941
Payable for when-issued securities purchased	9,924,157
Payable for Fund shares redeemed	2,482,847
Unrealized depreciation on open forward foreign currency exchange contracts	17,101
Accrued management fee	594,791
Other accrued expenses and payables	1,736,165
Total liabilities	137,559,048
Net assets, at value	$ 1,517,589,626
Net Assets Consist of
Distributions in excess of net investment income	(1,793,953)
Net unrealized appreciation (depreciation) on: Investments	(91,630,018)
Foreign currency	811,405
Accumulated net realized gain (loss)	(1,493,706,906)
Paid-in capital	3,103,909,098
Net assets, at value	$ 1,517,589,626
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,270,852,766 ÷ 286,283,688 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.44
Maximum offering price per share (100 ÷ 95.50 of $4.44)	$ 4.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($44,227,244 ÷ 9,965,244 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($110,425,294 ÷ 24,846,066 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.44

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($92,084,322 ÷ 20,727,994 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.44
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Income: Interest (net of foreign taxes withheld of $30,172)	$ 131,544,170
Interest — Cash Management QP Trust	338,039
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	226,897
Total Income	132,109,106
Expenses: Management fee	5,888,459
Administration fee	1,305,455
Services to shareholders	1,814,976
Custodian fee	49,395
Distribution and service fees	3,936,133
Professional fees	128,627
Trustees' fees and expenses	28,554
Reports to shareholders	107,724
Registration fees	91,946
Other	63,979
Total expenses before expense reductions	13,415,248
Expense reductions	(414)
Total expenses after expense reductions	13,414,834
Net investment income	118,694,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(170,046,021)
Credit default swap contracts	(725,117)
Foreign currency	(5,251,620)
(176,022,758)
Change in net unrealized appreciation (depreciation) on: Investments	210,899,919
Unfunded loan commitments	26,168
Credit default swap contracts	1,467,883
Foreign currency	697,752
213,091,722
Net gain (loss) on investment transactions	37,068,964
Net increase (decrease) in net assets resulting from operations	$ 155,763,236

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2009	2008
Operations: Net investment income	$ 118,694,272	$ 140,538,197
Net realized gain (loss)	(176,022,758)	(85,726,746)
Change in net unrealized appreciation (depreciation)	213,091,722	(240,022,538)
Net increase (decrease) in net assets resulting from operations	155,763,236	(185,211,087)
Distributions to shareholders from: Net investment income: Class A	(100,951,682)	(125,754,170)
Class B	(3,755,029)	(6,444,694)
Class C	(7,984,878)	(10,353,864)
Institutional Class	(6,452,177)	(4,330,416)
Return of capital: Class A	(452,048)	—
Class B	(16,814)	—
Class C	(35,755)	—
Institutional Class	(28,892)	—
Total distributions	(119,677,275)	(146,883,144)
Fund share transactions: Proceeds from shares sold	264,807,760	229,474,496
Reinvestment of distributions	76,686,756	90,101,418
Cost of shares redeemed	(381,039,641)	(489,439,803)
Redemption fees	52,483	15,783
Net increase (decrease) in net assets from Fund share transactions	(39,492,642)	(169,848,106)
Increase (decrease) in net assets	(3,406,681)	(501,942,337)
Net assets at beginning of period	1,520,996,307	2,022,938,644
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,793,953 and $880,482, respectively)	$ 1,517,589,626	$ 1,520,996,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Income (loss) from investment operations: Net investment income[a]	.35	.39	.42	.42	.44
Net realized and unrealized gain (loss)	.12	(.90)	(.08)	(.02)	.00*
Total from investment operations	.47	(.51)	.34	.40	.44
Less distributions from: Net investment income	(.35)	(.41)	(.47)	(.45)	(.45)
Return of capital	(.00)*	—	—	—	—
Total distributions	(.35)	(.41)	(.47)	(.45)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.44	$ 4.32	$ 5.24	$ 5.37	$ 5.42
Total Return (%)[b]	12.91	(10.40)[c]	6.39[c]	7.77	8.12[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,271	1,277	1,715	1,809	1,926
Ratio of expenses before expense reductions (%)	.96	.99	.97	.96	.96
Ratio of expenses after expense reductions (%)	.96	.98	.96	.96	.96
Ratio of net investment income (%)	9.16	7.92	7.70	7.84	8.00
Portfolio turnover rate (%)	69	61	66	100	113
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Income (loss) from investment operations: Net investment income[a]	.32	.35	.37	.38	.39
Net realized and unrealized gain (loss)	.12	(.90)	(.08)	(.02)	.01
Total from investment operations	.44	(.55)	.29	.36	.40
Less distributions from: Net investment income	(.32)	(.37)	(.42)	(.41)	(.41)
Return of capital	(.00)*	—	—	—	—
Total distributions	(.32)	(.37)	(.42)	(.41)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.44	$ 4.32	$ 5.24	$ 5.37	$ 5.42
Total Return (%)[b]	11.98	(11.13)[c]	5.53[c]	6.87	7.45[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	62	115	165	212
Ratio of expenses before expense reductions (%)	1.77	1.81	1.76	1.76	1.81
Ratio of expenses after expense reductions (%)	1.77	1.80	1.76	1.76	1.80
Ratio of net investment income (%)	8.35	7.10	6.90	7.04	7.15
Portfolio turnover rate (%)	69	61	66	100	113
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 5.25	$ 5.38	$ 5.43	$ 5.44
Income (loss) from investment operations: Net investment income[a]	.32	.35	.38	.38	.39
Net realized and unrealized gain (loss)	.12	(.90)	(.08)	(.02)	.01
Total from investment operations	.44	(.55)	.30	.36	.40
Less distributions from: Net investment income	(.33)	(.37)	(.43)	(.41)	(.41)
Return of capital	(.00)*	—	—	—	—
Total distributions	(.33)	(.37)	(.43)	(.41)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.44	$ 4.33	$ 5.25	$ 5.38	$ 5.43
Total Return (%)[b]	11.80	(11.04)[c]	5.59[c]	6.94	7.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	111	162	159	153
Ratio of expenses before expense reductions (%)	1.72	1.75	1.72	1.71	1.75
Ratio of expenses after expense reductions (%)	1.72	1.74	1.72	1.71	1.74
Ratio of net investment income (%)	8.40	7.16	6.94	7.09	7.21
Portfolio turnover rate (%)	69	61	66	100	113
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 5.25	$ 5.38	$ 5.42	$ 5.43
Income (loss) from investment operations: Net investment income[a]	.36	.40	.43	.44	.46
Net realized and unrealized gain	.12	(.90)	(.08)	(.01)	.00*
Total from investment operations	.48	(.50)	.35	.43	.46
Less distributions from: Net investment income	(.37)	(.42)	(.48)	(.47)	(.47)
Return of capital	(.00)*	—	—	—	—
Total distributions	(.37)	(.42)	(.48)	(.47)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.44	$ 4.33	$ 5.25	$ 5.38	$ 5.42
Total Return (%)	13.00	(10.09)[b]	6.70[b]	8.33[b]	8.49[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	71	31	18	13
Ratio of expenses before expense reductions (%)	.67	.70	.65	.69	.66
Ratio of expenses after expense reductions (%)	.67	.69	.64	.68	.59
Ratio of net investment income (%)	9.45	8.21	8.02	8.12	8.36
Portfolio turnover rate (%)	69	61	66	100	113
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the Fund, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

There are no open credit default swap contracts as of September 30, 2009. During the year ended September 30, 2009, the Fund had transactions in credit contracts having notional value of less than five percent of the Fund's net assets.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 715,375

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (17,101)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total Value
Credit Contracts (a)	$ —	$ (725,117)	$ (725,117)
Foreign Exchange Contracts (b)	(5,610,161)	—	(5,610,161)
	$ (5,610,161)	$ (725,117)	$ (6,335,278)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from credit default swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total Value
Credit Contracts (a)	$ —	$ 1,467,883	$ 1,467,883
Foreign Exchange Contracts (b)	531,209	—	531,209
	$ 531,209	$ 1,467,883	$ 1,999,092

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on credit default swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,348,238,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000) and September 30, 2017 ($132,681,000), the respective expiration dates, whichever occurs first. During the year ended September 30, 2009, the Fund lost, through expiration, $173,248,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $136,524,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Capital loss carryforwards	$ (1,348,238,000)
Net unrealized appreciation (depreciation) on investments	$ (100,574,638)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2009	2008
Distributions from ordinary income*	$ 119,143,766	$ 146,883,144
Return of capital	$ 533,509	$ —
* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $876,472,598 and $886,928,926, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration Fee was $1,305,455, of which $121,954 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2009
Class A	$ 1,247,616	$ 311,492
Class B	74,034	18,961
Class C	108,358	26,725
Institutional Class	41,578	11,843
	$ 1,471,586	$ 369,021

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2009
Class B	$ 334,577	$ 28,891
Class C	709,799	66,577
	$ 1,044,376	$ 95,468

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2009	Annual Effective Rate
Class A	$ 2,548,088	$ 693,331.23%
Class B	109,513	23,893.25%
Class C	234,156	49,209.25%
	$ 2,891,757	$ 766,433

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2009, aggregated $104,061.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2009, the CDSC for Class B and C shares aggregated $152,292 and $8,886, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2009, DIDI received an aggregate CDSC of $1,327 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,080, of which $12,198 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2009, the Fund's custodian fee was reduced by $382 and $32, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Borrowings

The Fund and one other affiliated fund (the "Participants") entered into a credit facility with a commercial bank. Under the terms of this agreement, any loan obtained by the Fund would bear interest at the Fed Funds Rate plus 0.65%, which was payable at maturity. A commitment fee was charged to the Participants and is included with "other expense" on the Statement of Operations. The loan amounts and rates were reset periodically under a revolving credit agreement obtained by the Participants in an amount not to exceed $40,000,000 at any one time and which was available until October 8, 2008. There were no loans from the credit facility for the period ended October 8, 2008.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	49,413,043	$ 184,947,526	29,467,925	$ 144,519,679
Class B	1,230,102	4,738,838	1,622,985	7,945,601
Class C	4,679,566	18,184,027	3,470,233	17,122,126
Institutional Class	14,498,711	56,937,369	12,320,542	59,887,090
		$ 264,807,760		$ 229,474,496
Shares issued to shareholders in reinvestment of distributions
Class A	17,636,800	$ 66,663,380	16,144,163	$ 78,573,203
Class B	509,476	1,903,523	687,353	3,356,643
Class C	1,292,344	4,875,407	1,265,670	6,175,336
Institutional Class	847,298	3,244,446	414,388	1,996,236
		$ 76,686,756		$ 90,101,418
Shares redeemed
Class A	(76,100,298)	$ (288,457,474)	(77,644,674)	$ (381,136,008)
Class B	(6,200,974)	(23,484,402)	(9,776,330)	(48,062,510)
Class C	(6,757,735)	(25,981,936)	(9,998,033)	(48,957,880)
Institutional Class	(10,943,180)	(43,115,829)	(2,320,889)	(11,283,405)
		$ (381,039,641)		$ (489,439,803)
Redemption fees		$ 52,483		$ 15,783
Net increase (decrease)
Class A	(9,050,455)	$ (36,799,146)	(32,032,586)	$ (158,030,640)
Class B	(4,461,396)	(16,840,451)	(7,465,992)	(36,758,363)
Class C	(785,825)	(2,921,048)	(5,262,130)	(25,659,296)
Institutional Class	4,402,829	17,068,003	10,414,041	50,600,193
		$ (39,492,642)		$ (169,848,106)

I. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 24, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS High Income Series and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the investment portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 24, 2009

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	008	208	308	513

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS High Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$68,192	$0	$9,299	$0
2008	$73,590	$0	$10,564	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$9,299	$420,000	$719,000	$1,148,299
2008	$10,564	$382,000	$1,474,733	$1,867,297

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009